GAIN (LOSS) ON SALE OF ASSETS AND AMORTIZATION OF DEFERRED GAINS (Tables)	12 Months Ended
Dec. 31, 2017
Gain/(Loss) on sale of assets and deferred gains [Abstract]
Gain (loss) on sale of assets and deferred gains

(in thousands of $)	2017	2016	2015
Net gain (loss) on sale of vessels	(570)	72	(2,062)
(Loss) on sale of newbuilding contracts	—	—	(8,858)
Amortization of deferred gains	258	228	132
	(312)	300	(10,788)